                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  April 22, 1994



                                   AT&T Corp.


     A New York               Commission File          I.R.S. Employer
     Corporation                 No. 1-1105            No. 13-4924710


            32 Avenue of the Americas, New York, New York 10013-2412

                        Telephone Number (212) 387-5400

Form 8-K                                                         AT&T Corp.
April 22, 1994


Item 5.  Other Events.

     Filed herewith, as Exhibit 5, is the opinion of Ephraim M. Brecher, Vice President - Taxes and Tax Counsel of AT&T Corp. ("AT&T" or "Company"), tax counsel to the registrant, as to certain United States Federal income tax consequences to holders of certain Securities of AT&T registered with the Securities and Exchange Commission ("SEC") under Registration Statement No. 33-49589, effective June 23, 1993, which Registration Statement pertains to Debt Securities and Warrants to purchase Debt Securities for an aggregate offering price of up to $2,600,000,000. The affected Securities are those to be designated as Medium Term Notes, Series A.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit 5 Opinion of Ephraim M. Brecher, Vice President - Taxes and Tax Counsel of AT&T, as to certain United States Federal income tax consequences to holders of certain Securities of the Company registered with the SEC under Registration Statement No. 33-49589.

          Exhibit 23 Consent of Ephraim M. Brecher, Vice President - Taxes and Tax Counsel of AT&T is contained in opinion of counsel filed as Exhibit 5.

Form 8-K                                                         AT&T Corp.
April 22, 1994


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         AT&T Corp.




                                     By  S. L. Prendergast
                                         Vice President and Treasurer





April 22, 1994

                                 EXHIBIT INDEX


Exhibit
Number
- -------

   5 Opinion of Ephraim M. Brecher, Vice President - Taxes and Tax Counsel of AT&T, as to certain United States Federal income tax consequences to holders of certain Securities of the Company registered with the SEC under Registration Statement No. 33-49589.

  23 Consent of Ephraim M. Brecher, Vice President - Taxes and Tax Counsel of AT&T is contained in opinion of counsel filed as Exhibit 5.